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                                                                    EXHIBIT 10.3
                                                                  EXECUTION COPY



                                   GUARANTY
                         dated as of November 16, 2000

                                    made by

                                 PALM, INC.,
                                 as Guarantor


                                  in favor of

                      SOCIETE GENERALE, NEW YORK BRANCH,
        as Administrative Agent for the ratable benefit of the Lenders
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                                   GUARANTY

          THIS GUARANTY (this "Guaranty"), dated as of November 16, 2000, is
                               --------
   made by PALM, INC., a Delaware corporation (the "Guarantor"), in favor of
                                                    ---------
   SOCIETE GENERALE, NEW YORK BRANCH as administrative agent for the ratable benefit of the Lenders (the "Administrative Agent") (with its successors and
                                --------------------
   assigns, the "Beneficiary").
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                             W I T N E S S E T H:

          WHEREAS, pursuant to the Participation Agreement, dated as the date hereof (together with all amendments, supplements, amendments and restatements and other modifications, if any, from time to time thereafter made thereto, the "Participation Agreement"), among the Lessee, the Guarantor, the Construction
 -----------------------
Agent, the Lessor, the Administrative Agent and the Lenders, the Lenders have agreed, subject to the terms thereof, to make Loans available to the Lessor from time to time during the Commitment Period, and the Lessor has agreed, subject to the terms thereof, to make Advances to the Lessee from time to time during the Commitment Period;

          WHEREAS, as a condition precedent to the Lender making Loans under the Loan Agreements and the other relevant Operative Documents, the Guarantor is required to execute and deliver this Guaranty in favor of the Beneficiary;

          WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty;

          WHEREAS, it is in the best interest of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Participation Agreement and the other Operative Documents; and

          WHEREAS, the Guarantor desires to execute this Guaranty.

          NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to enter into the Participation Agreement and each of the other Operative Documents to which they are a party, the Guarantor agrees, for the benefit of the Beneficiary, as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1. Definitions. Capitalized terms used but not otherwise
                       -----------
defined in this Guaranty have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth therein shall apply to this Guaranty.
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                                  ARTICLE II

                              GUARANTY PROVISIONS

          SECTION 2.1. Guaranty. (a) Subject to the provisions of Section
                       --------                                   -------
2.1(b), the Guarantor, as primary obligor and not as surety, hereby absolutely,
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unconditionally and irrevocably guarantees to the Beneficiary the prompt and complete payment and performance by the Lessor when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Lessor to the Beneficiary (including interest accruing at the then applicable rate provided in the Loan Agreements after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Lessor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreements, the Notes, the other Operative Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Beneficiary that are required to be paid by the Lessor pursuant to the terms of the Loan Agreements or any other Operative Document) (collectively, the "Guaranteed Obligations").
                    ----------------------

          (b) Notwithstanding anything herein to the contrary, unless and until a Lease Event of Default or a Lease Default has occurred and is continuing as of the Expiration Date, the Guarantor shall have no liability with respect to the Guaranteed Obligations.

          (c) The Guarantor agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by the Beneficiary in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Loan Commitments are terminated, notwithstanding that from time to time prior thereto the Lessor may be free from any Guaranteed Obligations.

          (d) No payment or payments made by the Lessor, the Guarantor or any other Person or received or collected by the Beneficiary from the Lessor, the Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments remain liable for the Guaranteed Obligations until the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Loan Commitments are terminated.
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          (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Beneficiary on account of its liability hereunder, it will notify the Beneficiary in writing that such payment is made under this Guaranty for such purpose.

          SECTION 2.2. Right of Set-off. In addition to any rights now or
                       ----------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Beneficiary is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Lessor, the Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Beneficiary (including, without limitation, by branches and agencies of the Beneficiary wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor hereunder or under any of the other Operative Documents, and all other claims of any nature or description arising out of or connected with this Guaranty or any other Operative Documents, irrespective of whether the Beneficiary shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          SECTION 2.3. No Subrogation. Notwithstanding any payment or payments
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made by the Guarantor hereunder or any set-off or application of funds of the
Guarantor by the Beneficiary, the Guarantor shall not be entitled to exercise or enforce any subrogation rights of the Beneficiary against the Lessor or any other Person or any collateral security or guaranty or right of offset held by the Beneficiary for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Lessor or any other Person in respect of payments made by the Guarantor hereunder, until all amounts owing to the Beneficiary by the Lessor on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Loan Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full or the Loan Commitments shall not have been terminated, such amount shall be held by the Guarantor in trust for the Beneficiary, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Beneficiary in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Beneficiary, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Beneficiary may determine.

          SECTION 2.4. Amendments, etc. with respect to the Guaranteed
                       -----------------------------------------------
Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder
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notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Beneficiary may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended,
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modified, accelerated, compromised, waived, surrendered or released by the
Beneficiary, and the Loan Agreements, the Participation Agreement and the other Operative Documents may be amended, modified, supplemented or terminated, in whole or in part, as the Beneficiary may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by the Beneficiary for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. The Beneficiary shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Beneficiary may, but shall be under no obligation to, make a similar demand on the Lessor or any other guarantor, and any failure by the Beneficiary to make any such demand or to collect any payments from the Lessor or any other guarantor or any release of the Lessor or such other guarantor shall not relieve the Guarantor, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Beneficiary against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          SECTION 2.5. Guaranty Absolute and Unconditional. The Guarantor waives
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any and all notice of the creation, renewal, extension or accrual of any of the
Guaranteed Obligations and notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Lessor and the Guarantor, on the one hand, and the Beneficiary, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Lessor or the Guarantor with respect to the Guaranteed Obligations. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guaranty and surety of payment without regard to (a) the validity, regularity or enforceability of the Loan Agreements or any other Operative Document, any of the Guaranteed Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Beneficiary (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Lessor or the Guarantor against the Beneficiary, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Lessor or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Lessor for the Guaranteed Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Lessor or any other Person or against any collateral security or guaranty for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Beneficiary to pursue such other rights or remedies or to collect any payments from the Lessor or any such other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of the Lessor or any such other Person or any such collateral security, guaranty or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Beneficiary against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Beneficiary, and its successor, indorsee, transferee and assign, until all the Guaranteed Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full and the Loan Commitments shall be terminated, notwithstanding that from time to time during the term of the Loan Agreements the Lessor may be free from any Guaranteed Obligations.

          SECTION 2.6. Reinstatement. This Guaranty shall continue to be
                       -------------
effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Beneficiary upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Lessor or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Lessor or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                                  ARTICLE III

                           MISCELLANEOUS PROVISIONS

          SECTION 3.1. Operative Document. This Guaranty is an Operative
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Document executed pursuant to the Participation Agreement and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Participation Agreement, including, without limitation, Article XV thereof.

          SECTION 3.2. Binding on Successors, Transferees and Assigns;
                       ----------------------------------------------
Assignment of Guaranty. This Guaranty shall be binding upon the Guarantor and
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its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Beneficiary and its permitted successor and assign; provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of each Participant.

          SECTION 3.3. Amendments, etc. No amendment to or waiver of any
                       ---------------
provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 3.4. Addresses for Notices to the Guarantor. All notices,
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demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 15.3 of the Participation Agreement.

          SECTION 3.5.  No Waiver; Remedies. In addition to, and not in
                        -------------------
limitation of, the other provisions of this Guaranty, no failure on the part of the Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 3.6.  Section Captions. Section captions used in this Guaranty
                        ----------------
are for convenience of reference only, and shall not affect the construction of this Guaranty.

          SECTION 3.7.  Severability. Wherever possible each provision of this
                        ------------
Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          SECTION 3.8.  Termination of Guaranty. The Guarantor's obligations
                        -----------------------
under this Guaranty shall terminate on the date upon which all Guaranteed Obligations have been paid in full, and all other Obligations shall have been fully and finally discharged.

          SECTION 3.9.  Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK
(INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW).

          SECTION 3.10. SUBMISSION TO JURISDICTION; WAIVERS. (a) THE GUARANTOR
                        -----------------------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i)  SUBMITS FOR ITSELF AND ITS PROPERTY IN ALL LEGAL
     ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY, TO THE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, AND THE APPELLATE COURTS THEREOF AND WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION OR PROCEEDING TO ANY FEDERAL COURT;

            (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURT, WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES ANY OBJECTION THAT SUCH ACTION OR PROCEEDING IN ANY SUCH COURT WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD, CLAIM OR ASSERT THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID TO, OR BY PERSONAL SERVICE AT, ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS OF WHICH THE BENEFICIARY SHALL HAVE BEEN NOTIFIED PURSUANT HERETO, WHETHER OR NOT SUCH ADDRESS BE WITHIN THE JURISDICTION OF ANY SUCH COURT;

            (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BENEFICIARY (AND NOT OF GUARANTOR) TO SUE IN ANY OTHER JURISDICTION; AND

            (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 3.10 ANY SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES.

          (b) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          (c) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO ASSERT, ARGUE OR RAISE, IN ANY ACTION BROUGHT BY THE BENEFICIARY AGAINST THE GUARANTOR UNDER THIS GUARANTY, THAT THE BENEFICIARY STRUCTURED THE TRANSACTION CONTEMPLATED BY THE OPERATIVE DOCUMENTS IN SUCH A MANNER PRIMARILY TO CIRCUMVENT THE CALIFORNIA ONE-FORM-OF-ACTION AND ANTI-DEFICIENCY LAWS, INCLUDING CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580b, 580d AND 726.

          (d) The Guarantor hereby waives all of the Guarantor's rights of subrogation and reimbursement and any other rights and defenses available to the Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive, including (i) any defenses the Guarantor may have to the obligations undertaken by the Guarantor in this Guaranty by reason of an election of remedies by the Beneficiary, and (ii) any rights or defenses the Guarantor may have by reason of protection afforded to the Lessor with respect to the obligations guaranteed hereby pursuant to the antideficiency or other laws of the State of California limiting or discharging Lessors's indebtedness, including California Code of Civil Procedure Section 580a, 580b, 580d or 726. The Guarantor's waiver of defenses under clause (i) above is made even though an election of remedies by the Beneficiary, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, destroys such Guarantor's rights of subrogation and reimbursement against the Lessor by the operation of California Code of Civil Procedure Section 580d or otherwise. The foregoing waivers shall not be deemed a waiver of the defense that the Guaranteed Obligations have been paid or the Loan Commitments reduced.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             PALM, INC.

                                             By: /s/ Judy Bruner
                                                -------------------------------
                                                Name Judy Bruner
                                                Title: Chief Financial Officer